Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,754.75
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $7,127.74
+ Annual Premium*                   $2,500.00
- Premium Expense Charge**             $87.50
- Monthly Deduction***                $608.66
- Mortality & Expense Charge****       $82.89
+ Hypothetical Rate of Return*****    ($93.94)
                                      --------
=                                      $8,755  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI
             -----                 ---
             1                  $43.64
             2                  $43.65
             3                  $43.67
             4                  $43.68
             5                  $43.70
             6                  $43.71
             7                  $43.73
             8                  $43.74
             9                  $43.76
            10                  $43.77
            11                  $43.79
            12                  $43.80

            Total              $524.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1              ($8.14)
             2              ($8.08)
             3              ($8.02)
             4              ($7.97)
             5              ($7.91)
             6              ($7.86)
             7              ($7.80)
             8              ($7.74)
             9              ($7.69)
            10              ($7.63)
            11              ($7.58)
            12              ($7.52)

         Total             ($93.94)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $8,754.75
- Year 5 Surrender Charge           $2,084.00
                                    ---------
=                                      $6,671  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,585.03
                     = $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4   $8,351.16
+ Annual Premium*                   $2,500.00
- Premium Expense Charge**             $87.50
- Monthly Deduction***                $604.51
- Mortality & Expense Charge****       $93.94
+ Hypothetical Rate of Return*****    $519.83
                                      -------
=                                     $10,585  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $43.36
             2               $43.36
             3               $43.36
             4               $43.37
             5               $43.37
             6               $43.37
             7               $43.38
             8               $43.38
             9               $43.38
            10               $43.39
            11               $43.39
            12               $43.40

            Total           $520.51

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1                $43.65
             2                $43.59

             3                $43.53
             4                $43.47
             5                $43.41
             6                $43.35
             7                $43.29
             8                $43.23
             9                $43.17
            10                $43.11
            11                $43.05
            12                $42.98

            Total            $519.83

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $10,585.03
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                       $8,501  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,742.06
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $9,733.39
+ Annual Premium*                    $2,500.00
- Premium Expense Charge**              $87.50
- Monthly Deduction***                 $599.74
- Mortality & Expense Charge****       $106.43
+ Hypothetical Rate of Return*****   $1,298.46
                                     ---------
=                                      $12,738  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $43.04
             2               $43.03
             3               $43.02
             4               $43.01
             5               $43.00
             6               $42.98
             7               $42.97
             8               $42.96
             9               $42.95
            10               $42.94
            11               $42.93
            12               $42.92

            Total           $515.74

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1              $105.87
             2              $106.28
             3              $106.70
             4              $107.12
             5              $107.54
             6              $107.97
             7              $108.40
             8              $108.83
             9              $109.27
            10              $109.71
            11              $110.16
            12              $110.60

         Total            $1,298.46

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $12,738.18
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                      $10,654  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,426.93
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $6,870.69
+ Annual Premium*                    $2,500.00
- Premium Expense Charge**              $87.50
- Monthly Deduction***                 $685.16
- Mortality & Expense Charge****        $80.20
+ Hypothetical Rate of Return*****     ($90.89)
                                       --------
=                                       $8,427  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $47.50
            2               $47.52
            3               $47.53
            4               $47.55
            5               $47.57

            6               $47.59
            7               $47.61
            8               $47.62
            9               $47.64
           10               $47.66
           11               $47.68
           12               $47.69

        Total              $571.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1              ($7.91)
             2              ($7.85)
             3              ($7.79)
             4              ($7.73)
             5              ($7.67)
             6              ($7.60)
             7              ($7.54)
             8              ($7.48)
             9              ($7.42)
            10              ($7.36)
            11              ($7.30)
            12              ($7.24)

         Total             ($90.89)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $8,426.93
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                       $6,343  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,206.86
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $8,062.69
+ Annual Premium*                    $2,500.00
- Premium Expense Charge**              $87.50
- Monthly Deduction***                 $680.77
- Mortality & Expense Charge****        $90.98
+ Hypothetical Rate of Return*****     $503.42
                                       -------
=                                      $10,207  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $47.20
            2               $47.21
            3               $47.21
            4               $47.22
            5               $47.22
            6               $47.23
            7               $47.23
            8               $47.24
            9               $47.24
           10               $47.25
           11               $47.26
           12               $47.26

        Total              $566.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1               $42.45
             2               $42.36
             3               $42.27
             4               $42.18
             5               $42.09
             6               $42.00
             7               $41.91
             8               $41.82
             9               $41.72
            10               $41.63
            11               $41.54
            12               $41.45

            Total           $503.42

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $10,206.86
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                        $8,123  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,302.56
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $9,410.39

+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $675.72
- Mortality & Expense Charge****        $103.16
+ Hypothetical Rate of Return*****    $1,258.54
                                      ---------
=                                       $12,303  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $46.86
            2               $46.85
            3               $46.84
            4               $46.83
            5               $46.82
            6               $46.81
            7               $46.80
            8               $46.79
            9               $46.78
           10               $46.77
           11               $46.76
           12               $46.75

           Total           $561.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1               $102.99
             2               $103.32
             3               $103.66
             4               $104.00

             5               $104.34
             6               $104.69
             7               $105.04
             8               $105.39
             9               $105.74
            10               $106.10
            11               $106.46
            12               $106.82

            Total          $1,258.54

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $12,302.56
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                      $10,219  (rounded to the nearest dollar)